UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  January 25, 2000


                          Holiday RV Superstores, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Florida
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      0-16448                                             59-1834763
--------------------------                       --------------------------
(Commission File Number)                      (IRS Employer Identification No.)

7851 Greenbriar Parkway, Orlando, Florida                           32819
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (407) 363-9211
                                                    ----------------------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Information

     On January 25, 2000, Holiday RV Superstores, Inc. announced in a press release the following management changes.

     Ronald G. Huneycutt was promoted to President and Chief Executive Officer. Mr. Huneycutt previously served as Senior Vice President of Mergers and Acquisitions and a Director, and replaces W. Hardee McAlhaney, who will remain with Holiday as Assistant to the Chairman.

     Gary Rodney was appointed Chief Financial Officer. Mr. Rodney replaces Patrick R. McNair, who resigned to pursue other interests.

     In addition, Holiday appointed Marco A. Martinez as Assistant to the President and Director of e-commerce.

     The press release issued by Holiday is incorporated by reference and attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

         (a)      Financial Statements
                    None.
         (b)      Current Report on Form 8-K
                    None.
         (c)      Index of Exhibits
                    99.1  Press Release dated January 25, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOLIDAY RV SUPERSTORES, INC.


Dated:   January 31, 2000          By: Ronald G. Huneycutt
                                      --------------------------
                                       Ronald G. Huneycutt
                                       President

                               INDEX OF EXHIBITS

Exhibit No.         Description
-------------       -------------------

99.1                Press Release dated January 25, 2000